SL GREEN
REALTY CORP.

THIRD QUARTER 2020
SUPPLEMENTAL DATA

September 30, 2020

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of September 30, 2020, the Company held interests in 93 buildings totaling 40.6 million square feet. This included ownership interests in 29.2 million square feet in Manhattan buildings and 10.3 million square feet securing debt and preferred equity investments.

•	SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.

•	SL Green maintains a website at https://slgreen.com where key investor relations data can be found. This supplemental financial package is available through the Company’s website.

•
This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements, including the statements herein under the section entitled "Guidance". These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties related to the on-going COVID-19 pandemic and the duration and impact it will have on our business and the industry as a whole and the other risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2020 that will be released on Form 10-Q to be filed on or before November 9, 2020.

Supplemental Information	2	Third Quarter 2020

TABLE OF CONTENTS

Definitions	4

Highlights	5	-	9

Comparative Balance Sheets	10

Comparative Statements of Operations	12

Comparative Computation of FFO and FAD	13

Consolidated Statement of Equity	14

Joint Venture Statements	15	-	17

Selected Financial Data	18	-	21

Debt Summary Schedule	22	-	23

Lease Liability Schedule	24

Debt and Preferred Equity Investments	25	-	27

Selected Property Data
Composition of Property Portfolio	28	-	32
Largest Tenants	33
Tenant Diversification	34
Leasing Activity Summary	35	-	36
Annual Lease Expirations	37	-	38

Summary of Real Estate Acquisition/Disposition Activity	39	-	44

Corporate Information	45

Non-GAAP Disclosures and Reconciliations	46

Analyst Coverage	49

Supplemental Information	3	Third Quarter 2020

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average borrowing rate.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve buildings to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2020 are as follows:

Added to Same-Store in 2020:	Removed from Same-Store in 2020:
2 Herald Square	One Madison Avenue (redevelopment)
719 Seventh Avenue	625 Madison Avenue (redevelopment)
650 Fifth Avenue	315 West 34th Street "The Olivia" (disposed)
762 Madison Avenue (redevelopment)
400 East 58th Street (disposed)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	4	Third Quarter 2020

THIRD QUARTER 2020 HIGHLIGHTS Unaudited

New York, NY, October 23, 2020 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended September 30, 2020 of $13.9 million, or $0.19 per share, as compared to net income of $33.2 million, or $0.40 per share, for the same quarter in 2019.
The Company also reported net income attributable to common stockholders for the nine months ended September 30, 2020 of $185.1 million, or $2.44 per share, as compared to net income of $238.1 million, or $2.87 per share, for the same period in 2019.
The Company reported FFO for the quarter ended September 30, 2020 of $135.5 million, or $1.75 per share, which includes $24.3 million of income derived from a legal settlement, offset by $4.1 million of related costs, equating to $0.26 per share, partially offset by $9.0 million, or $0.12 per share, of losses related to certain debt and preferred equity ("DPE") investments that were sold. FFO for the same period in 2019 was $151.4 million, or $1.75 per share.
The Company also reported FFO for the nine months ended September 30, 2020 of $443.6 million, or $5.54 per share, $24.3 million of income derived from a legal settlement, offset by $4.1 million of related costs, equating to $0.25 per share, offset by $27.0 million, or $0.34 per share, of losses related to the sale of certain DPE investments and reserves against the Company’s retained DPE portfolio. FFO for the same period in 2019 was $458.1 million, or $5.25 per share.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended September 30, 2020, the Company reported consolidated revenues and operating income of $249.8 million and $120.4 million, respectively, compared to $313.6 million and $162.1 million, respectively, for the same period in 2019.
To date, the Company has collected gross tenant billings, including rent and other billable expenses, as follows:

	Office	Retail	Overall (1)
2Q 2020	96.6%	71.5%	91.8%
3Q 2020	96.9%	70.0%	92.6%
October 2020 (2)	93.6%	70.9%	90.3%

(1) Includes garage, suburban and residential properties
(2) Through October 20th 2020. The October collection rate is ahead of the September collection rate as of the same day of the month.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures increased by 2.1% for the third quarter, and decreased 3.2% excluding lease termination income and free rent to Viacom at 1515 Broadway, as compared to the same period in 2019.

Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 8.4% for the nine months ended September 30, 2020, and decreased 0.2% excluding lease termination income and free rent given to Viacom at 1515 Broadway, as compared to the same period in 2019.
During the third quarter of 2020, the Company signed 33 office leases in its Manhattan portfolio totaling 187,469 square feet. Twenty-seven leases comprising 133,543 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $66.16 per rentable square foot, representing a 6.7% decrease over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the third quarter was 5.3 years and average tenant concessions were 4.7 months of free rent with a tenant improvement allowance of $19.33 per rentable square foot.
During the first nine months of 2020, the Company signed 98 office leases in its Manhattan portfolio totaling 783,625 square feet. Seventy-seven leases comprising 541,451 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $70.56 per rentable square foot, representing a 1.8% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first nine months of 2020 was 7 years and average tenant concessions were 3.5 months of free rent with a tenant improvement allowance of $19.64 per rentable square foot.

Occupancy in the Company's Manhattan same-store office portfolio was 94.2% as of September 30, 2020, inclusive of 248,577 square feet of leases signed but not yet commenced, as compared to 95.2% as of June 30, 2020 and 95.0% as of September 30, 2019.
Significant leases that were signed in the third quarter included:

•	Renewal with H Work, LLC for 22,859 square feet at 100 Church Street, for 4.0 years;

•	Renewal with Bond New York Real Estate Corp for 17,320 square feet at 810 Seventh Avenue, for 5.0 years;

•	New lease with Hodges Ward Elliott for 12,692 square feet at One Vanderbilt Avenue, for 10.0 years; and

•	New lease with Kreindler & Kreindler LLP for 10,078 square feet at 485 Lexington Avenue, for 10.4 years.
Investment Activity
To date in 2020, the Company has repurchased a combined 6.5 million shares of common stock and units of its Operating Partnership, or OP units, under the previously announced $3.0 billion share repurchase plan, at an average price of $63.42 per share/unit, including 0.8 million shares of common stock and OP units at an average price of $48.17 per share/unit repurchased during the third quarter and through early October of 2020. Since inception of the program, the Company has repurchased a total of 29.0 million shares of its common stock under the program and redeemed 1.0 million OP units, allowing the Company to save approximately $106.2 million

Supplemental Information	5	Third Quarter 2020

THIRD QUARTER 2020 HIGHLIGHTS Unaudited

of common dividends and distributions on an annualized basis. The average price of total share repurchases and OP Unit redemptions to date is $88.63 per share/unit.
In September, the Company completed the capitalization of the 100% pre-committed development for Pace University at 126 Nassau Street by entering into a partnership with Meritz Alternative Investment Management, which now holds an 80% interest in a new joint venture, and closing on a $125.0 million construction facility. The Company retained a 20% interest in the new joint venture and oversight of the development.
In September, the Company, along with our joint venture partner closed on the previously announced sale of 400 East 58th Street for a sale price of $62.0 million. The Company acquired the 126-unit residential building in the Sutton Place neighborhood of Manhattan in 2012 as part of an eight-building portfolio of retail and multi-family properties. The transaction generated net cash proceeds to the Company of $19.8 million and a gain on sale of $8.9 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s DPE portfolio decreased to $1.18 billion at September 30, 2020, including $1.15 billion of investments at a weighted average current yield of 7.1%, or 9.03% excluding the effect of investments on non-accrual, that are classified in the debt and preferred equity line item on the balance sheet, and mortgage investments aggregating $0.03 billion at a weighted average current yield of 6.5% that are included in other balance sheet line items for accounting purposes.
During the third quarter and through the date of this release, the Company generated $122.1 million of cash through the sale of two DPE positions, including the sale of a $61.5 million junior mortgage loan that closed on October 1, 2020.
Financing Activity
In August, the Company closed on a $600.0 million construction facility for 410 Tenth Avenue, the Company’s 636,000 square foot office redevelopment anchored by Amazon and First Republic Bank. At closing, the new 5-year facility returned $33.9 million of capital to the Company that was previously invested into the project and will fund all future capital through completion. This facility bears interest at a floating rate of 2.25% over LIBOR and replaces the previous $465.0 million construction facility that was put in place in 2019.
Dividends
In the third quarter of 2020, the Company declared:

•
Three monthly dividends on its outstanding common stock totaling $0.885 per share in the aggregate, which were paid on August 17, September 15 and October 15, 2020, equating to an annualized dividend of $3.54 per share of common stock; and

•
quarterly dividends on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period July 15, 2020 through and including October 14, 2020, which was paid on October 15, 2020 and is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, October 22, 2020 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 3497478.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 3497478. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	6	Third Quarter 2020

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2020	6/30/2020	3/31/2020		12/31/2019	9/30/2019

Earnings Per Share
Net income available to common stockholders - diluted	$0.19	$0.74	$1.47		$0.22	$0.40
Funds from operations (FFO) available to common stockholders - diluted	$1.75	$1.70	$2.08		$1.75	$1.75

Common Share Price & Dividends
Closing price at the end of the period	$46.37	$49.29	$43.10		$91.88	$81.75
Closing high price during period	$51.24	$63.12	$95.77		$92.90	$83.38
Closing low price during period	$43.83	$36.83	$41.14		$78.50	$76.79
Annual dividend per common share	$3.54	$3.54	$3.54	(1)	$3.54	$3.40

FFO payout ratio (trailing 12 months)	48.6%	48.2%	46.9%		49.1%	49.6%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	59.3%	67.0%	73.6%		72.9%	92.5%

Common Shares & Units
Common shares outstanding	73,040	73,675	76,535		79,202	81,515
Units outstanding	4,027	4,045	4,145		4,196	4,258
Total common shares and units outstanding	77,067	77,720	80,680		83,398	85,773

Weighted average common shares and units outstanding - basic	77,287	80,052	82,335		83,767	86,550
Weighted average common shares and units outstanding - diluted	77,491	80,219	82,567		84,320	86,714

Market Capitalization
Market value of common equity	$3,573,597	$3,830,819	$3,477,308		$7,662,608	$7,011,943
Liquidation value of preferred equity/units	432,169	455,448	496,020		513,285	516,285
Consolidated debt	5,466,849	6,189,658	6,162,819		5,554,720	5,892,756
Consolidated market capitalization	$9,472,615	$10,475,925	$10,136,147		$13,730,613	$13,420,984
SLG share of unconsolidated JV debt	4,588,930	4,230,047	4,132,083		4,028,136	3,930,470
Market capitalization including SLG share of unconsolidated JVs	$14,061,545	$14,705,972	$14,268,230		$17,758,749	$17,351,454

Consolidated debt service coverage (trailing 12 months)	3.52x	3.40x	3.39x		3.37x	3.26x
Consolidated fixed charge coverage (trailing 12 months)	2.83x	2.75x	2.77x		2.74x	2.68x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.44x	2.41x	2.41x		2.39x	2.35x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.08x	2.06x	2.08x		2.06x	2.03x

(1) In March 2020 the Company modified its dividend policy from quarterly payments to monthly payments to allow better matching of its distributions to the operating cash flow it recognizes in the current market environment

Supplemental Information	7	Third Quarter 2020

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2020		6/30/2020	3/31/2020	12/31/2019	9/30/2019

Selected Balance Sheet Data
Real estate assets before depreciation	$9,021,490		$9,046,938	$9,061,831	$9,222,796	$9,560,878
Investments in unconsolidated joint ventures	$2,946,673		$2,952,681	$2,848,363	$2,912,842	$2,923,595
Debt and preferred equity investments	$1,153,363		$1,221,936	$1,783,336	$1,580,306	$1,954,556
Cash and cash equivalents	$221,404		$1,015,348	$554,195	$166,070	$121,751
Investment in marketable securities	$27,734		$27,345	$25,353	$29,887	$30,208

Total assets	$12,324,039		$13,071,564	$13,220,607	$12,766,320	$13,294,984

Fixed rate & hedged debt	$3,338,268		$3,379,743	$3,032,513	$3,536,286	$3,538,829
Variable rate debt	2,128,581	(1)	2,809,915	3,130,306	2,018,434	2,353,927
Total consolidated debt	$5,466,849		$6,189,658	$6,162,819	$5,554,720	$5,892,756
Deferred financing costs, net of amortization	(47,677)		(48,344)	(39,553)	(46,583)	(56,988)
Total consolidated debt, net	$5,419,172		$6,141,314	$6,123,266	$5,508,137	$5,835,768

Total liabilities	$6,634,385		$7,281,652	$7,251,728	$6,555,975	$6,843,536

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$5,837,841		$5,609,865	$5,265,219	$5,771,749	$5,777,022
Variable rate debt, including SLG share of unconsolidated JV debt	4,217,938	(1)	4,809,840	5,029,683	3,811,107	4,046,204
Total debt, including SLG share of unconsolidated JV debt	$10,055,779		$10,419,705	$10,294,902	$9,582,856	$9,823,226

Selected Operating Data
Property operating revenues	$195,515		$195,886	$222,631	$250,452	$248,028
Property operating expenses	(96,405)		(90,389)	(107,855)	(114,867)	(117,768)
Property NOI	$99,110		$105,497	$114,776	$135,585	$130,260
SLG share of unconsolidated JV Property NOI	82,384		76,705	73,992	72,123	75,442
Property NOI, including SLG share of unconsolidated JV Property NOI	$181,494		$182,202	$188,768	$207,708	$205,702
Investment income	22,988		39,943	38,533	42,423	51,518
Other income	31,341		17,870	53,139	15,207	14,088
Marketing general & administrative expenses	(23,602)		(23,510)	(19,570)	(25,575)	(23,841)
SLG share of investment income and other income from unconsolidated JVs	4,814		2,939	1,918	1,736	1,437
Income taxes	—		900	1,134	1,027	(995)
Transaction costs, including SLG share of unconsolidated JVs	(45)		(373)	(65)	(369)	(44)
Loan loss and other investment reserves, net of recoveries	(8,957)		(6,813)	(11,248)	—	—
EBITDAre	$208,033		$213,158	$252,609	$242,157	$247,865

(1) Does not reflect $0.4 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	8	Third Quarter 2020

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019

Selected Operating Data
Property operating revenues	$189,263	$188,134	$214,373	$233,500	$230,443
Property operating expenses	88,115	79,560	97,312	100,672	101,871
Property NOI	$101,148	$108,574	$117,061	$132,828	$128,572

Other income - consolidated	$20,975	$12,448	$45,348	$3,128	$6,210

SLG share of property NOI from unconsolidated JVs	$82,384	$76,704	$73,992	$72,111	$76,552

Office Portfolio Statistics
Consolidated office buildings in service	18	18	18	20	20
Unconsolidated office buildings in service	11	10	10	10	10
	29	28	28	30	30

Consolidated office buildings in service - square footage	10,647,191	10,647,191	10,647,191	12,387,091	12,387,091
Unconsolidated office buildings in service - square footage	11,841,483	11,216,183	11,216,183	11,216,183	11,216,183
	22,488,674	21,863,374	21,863,374	23,603,274	23,603,274

Same-Store office occupancy inclusive of leases signed not yet commenced	94.2%	95.2%	95.5%	96.0%	95.0%

Office Leasing Statistics
New leases commenced	25	9	27	19	27
Renewal leases commenced	18	25	5	19	9
Total office leases commenced	43	34	32	38	36

Commenced office square footage filling vacancy	44,168	46,502	29,938	122,564	170,062
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	305,811	269,823	136,523	415,750	181,226
Total office square footage commenced	349,979	316,325	166,461	538,314	351,288

Average starting cash rent psf - office leases commenced	$67.54	$75.50	$68.33	$64.95	$77.09
Previous escalated cash rent psf - office leases commenced (3)	$67.29	$73.84	$73.52	$48.03	$73.39
Increase in new cash rent over previously escalated cash rent (2) (3)	0.4%	2.2%	(7.1)%	35.2%	5.0%
Average lease term	6.5	7.8	11.3	7.4	16.1
Tenant concession packages psf	$38.49	$31.37	$60.30	$37.38	$77.97
Free rent months	6.7	5.0	6.0	4.4	4.4

(1) Property data includes operating office, retail, residential, development, and redevelopment properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.

Supplemental Information	9	Third Quarter 2020

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2020		6/30/2020	3/31/2020	12/31/2019	9/30/2019
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,639,118		$1,625,483	$1,662,840	$1,751,544	$1,860,922
Building and improvements	5,483,155		5,363,464	5,417,965	5,154,990	5,352,144
Building leasehold and improvements	1,442,251		1,443,855	1,435,811	1,433,793	1,431,183
Right of use asset - financing leases	75,711		176,152	163,960	47,445	47,445
Right of use asset - operating leases	381,255		381,255	381,255	396,795	396,795
	9,021,490		8,990,209	9,061,831	8,784,567	9,088,489
Less: accumulated depreciation	(2,260,247)		(2,186,157)	(2,130,033)	(2,060,560)	(2,147,395)
Net real estate	6,761,243		6,804,052	6,931,798	6,724,007	6,941,094

Other real estate investments:
Investment in unconsolidated joint ventures	2,946,673		2,952,681	2,848,363	2,912,842	2,923,595
Debt and preferred equity investments, net	1,153,363	(1)	1,221,936	1,783,336	1,580,306	1,954,556

Assets held for sale, net	—		49,687	—	391,664	403,488
Cash and cash equivalents	221,404		1,015,348	554,195	166,070	121,751
Restricted cash	83,045		85,935	66,827	75,360	94,793
Investment in marketable securities	27,734		27,345	25,353	29,887	30,208
Tenant and other receivables, net of allowance of $22,387 at 9/30/2020	72,806		90,305	88,587	43,968	44,950
Related party receivables	31,936		16,984	26,092	21,121	20,030
Deferred rents receivable, net of allowance of $19,569 at 9/30/2020	304,673		302,729	310,138	283,011	306,431
Deferred costs, net	206,289		217,812	232,274	205,283	182,621
Other assets	514,873		286,750	353,644	332,801	271,467

Total Assets	$12,324,039		$13,071,564	$13,220,607	$12,766,320	$13,294,984

(1) Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 6.48% that are included in other balance sheet line items.

Supplemental Information	10	Third Quarter 2020

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Liabilities
Mortgages and other loans payable	$2,424,721	$2,348,483	$2,010,217	$2,211,883	$2,454,684
Unsecured term loans	1,500,000	1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	1,252,128	1,252,366	1,252,602	1,502,837	1,503,072
Revolving credit facility	190,000	950,000	1,300,000	240,000	335,000
Deferred financing costs	(47,677)	(48,344)	(39,553)	(46,583)	(56,988)
Total debt, net of deferred financing costs	5,319,172	6,002,505	6,023,266	5,408,137	5,735,768
Accrued interest	23,438	14,903	26,377	22,148	27,568
Accounts payable and accrued expenses	152,983	165,565	158,750	166,905	143,361
Deferred revenue	117,615	99,655	116,197	114,052	126,321
Lease liability - financing leases	174,983	174,732	162,299	44,448	44,251
Lease liability - operating leases	358,419	361,221	363,990	381,671	384,661
Dividends and distributions payable	25,486	25,611	26,563	79,282	78,541
Security deposits	56,212	58,486	59,318	62,252	62,166
Liabilities related to assets held for sale	—	38,272	—	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	306,077	240,702	214,968	177,080	140,899
Total liabilities	6,634,385	7,281,652	7,251,728	6,555,975	6,843,536

Noncontrolling interest in operating partnership
(4,027 units outstanding) at 9/30/2020	353,480	358,702	358,895	409,862	401,863
Preferred units	202,169	225,448	266,019	283,285	286,285

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 74,095
issued and outstanding at 9/30/2020, including 1,055 shares held in treasury	741	748	776	803	826
Additional paid–in capital	3,998,516	4,021,891	4,146,306	4,286,395	4,407,667
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive loss	(76,200)	(82,371)	(80,868)	(28,485)	(40,132)
Retained earnings	1,035,172	1,081,821	1,099,369	1,084,719	1,225,904
Total SL Green Realty Corp. stockholders' equity	5,056,112	5,119,972	5,263,466	5,441,315	5,692,148

Noncontrolling interest in other partnerships	77,893	85,790	80,499	75,883	71,152

Total equity	5,134,005	5,205,762	5,343,965	5,517,198	5,763,300

Total Liabilities and Equity	$12,324,039	$13,071,564	$13,220,607	$12,766,320	$13,294,984

Supplemental Information	11	Third Quarter 2020

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2020	2019	2020	2020	2019
Revenues
Rental revenue, net	$173,536	$215,447	$174,141	$543,140	$644,566
Escalation and reimbursement revenues	21,979	32,581	21,745	70,892	88,539
Investment income	22,988	51,518	39,943	101,464	153,167
Other income	31,341	14,088	17,870	102,350	44,641
Total Revenues, net	249,844	313,634	253,699	817,846	930,913

Equity in net loss from unconsolidated joint ventures	(432)	(9,864)	(2,199)	(15,445)	(22,644)

Expenses
Operating expenses	45,910	59,847	40,897	140,673	175,862
Operating lease rent	6,973	8,295	7,831	22,171	24,891
Real estate taxes	43,522	49,626	41,661	131,805	143,008
Loan loss and other investment reserves, net of recoveries	8,957	—	6,813	27,018	—
Transaction related costs	45	44	373	483	360
Marketing, general and administrative	23,602	23,841	23,510	66,682	75,300
Total Operating Expenses	129,009	141,653	121,085	388,832	419,421

Operating Income	120,403	162,117	130,415	413,569	488,848

Interest expense, net of interest income	23,536	48,112	30,070	91,100	145,797
Amortization of deferred financing costs	3,151	3,112	2,661	8,312	8,566
Depreciation and amortization	92,516	70,464	95,941	256,736	208,268
Income from Continuing Operations (1)	1,200	40,429	1,743	57,421	126,217

Gain on sale of real estate	26,104	3,541	64,884	163,624	2,492
Equity in net gain on sale of joint venture interest / real estate	—	—	—	—	76,181
Purchase price and other fair value adjustments	—	3,799	—	—	69,389
Depreciable real estate reserves	(6,627)	(7,047)	—	(6,627)	(7,047)
Net Income	20,677	40,722	66,627	214,418	267,232

Net income attributable to noncontrolling interests	(1,216)	(1,095)	(4,093)	(11,218)	(9,782)
Dividends on preferred units	(1,864)	(2,732)	(2,353)	(6,883)	(8,185)

Net Income Attributable to SL Green Realty Corp	17,597	36,895	60,181	196,317	249,265

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(11,213)	(11,213)

Net Income Attributable to Common Stockholders	$13,859	$33,157	$56,444	$185,104	$238,052

Earnings per share - Net income per share (basic)	$0.19	$0.40	$0.74	$2.44	$2.87
Earnings per share - Net income per share (diluted)	$0.19	$0.40	$0.74	$2.44	$2.87
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	12	Third Quarter 2020

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2020	2019	2020	2020	2019
Funds from Operations
Net Income Attributable to Common Stockholders	$13,859	$33,157	$56,444	$185,104	$238,052

Depreciation and amortization	92,516	70,464	95,941	256,736	208,268
Unconsolidated JV depreciation and noncontrolling interests adjustments	47,884	47,674	45,107	149,309	145,202
Net income attributable to noncontrolling interests	1,216	1,095	4,093	11,218	9,782
Gain on sale of real estate	(26,104)	(3,541)	(64,884)	(163,624)	(2,492)
Equity in net gain on sale of joint venture property / real estate	—	—	—	—	(76,181)
Purchase price and other fair value adjustments	—	(3,799)	—	—	(69,389)
Depreciable real estate reserves	6,627	7,047	—	6,627	7,047
Non-real estate depreciation and amortization	(538)	(740)	(609)	(1,797)	(2,193)
Funds From Operations	$135,460	$151,357	$136,092	$443,573	$458,096

Funds From Operations - Basic per Share	$1.75	$1.75	$1.70	$5.55	$5.26

Funds From Operations - Diluted per Share	$1.75	$1.75	$1.70	$5.54	$5.25

Funds Available for Distribution
FFO	$135,460	$151,357	$136,092	$443,573	$458,096

Non real estate depreciation and amortization	538	740	609	1,797	2,193
Amortization of deferred financing costs	3,151	3,112	2,661	8,312	8,566
Non-cash deferred compensation	9,381	6,953	4,697	30,943	25,339
FAD adjustment for joint ventures	(10,811)	(29,706)	(11,698)	(35,728)	(81,791)
Straight-line rental income and other non cash adjustments	6,647	(8,403)	11,004	(29,708)	(21,119)
Second cycle tenant improvements	(9,019)	(22,832)	(11,147)	(38,803)	(50,501)
Second cycle leasing commissions	(1,051)	(5,718)	(1,861)	(5,956)	(17,673)
Revenue enhancing recurring CAPEX	(90)	(558)	(283)	(557)	(1,556)
Non-revenue enhancing recurring CAPEX	(4,267)	(13,626)	(5,260)	(13,136)	(37,333)
Reported Funds Available for Distribution	$129,939	$81,319	$124,814	$360,737	$284,221

First cycle tenant improvements	$1,338	$750	$45	$5,778	$2,498
First cycle leasing commissions	$172	$—	$68	$1,981	$14,034
Development costs	$13,977	$8,850	$14,313	$50,768	$18,762
Redevelopment costs	$52,261	$21,613	$34,811	$122,957	$40,624
Capitalized interest	$20,677	$15,699	$16,368	$57,528	$38,227

Supplemental Information	13	Third Quarter 2020

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2019	$221,932	$803	$4,286,395	$(124,049)	$1,084,719	$75,883	$(28,485)	$5,517,198
Cumulative adjustment upon adoption of ASC 326					(39,184)			(39,184)
Balance at January 1, 2020	$221,932	$803	$4,286,395	$(124,049)	$1,045,535	$75,883	$(28,485)	$5,478,014
Net income					196,317	1,145		197,462
Acquisition of subsidiary interest from noncontrolling interest			(3,123)			1,587		(1,536)
Preferred dividends					(11,213)			(11,213)
Cash distributions declared ($2.065 per common share)					(153,889)			(153,889)
Cash distributions to noncontrolling interests						(13,126)		(13,126)
Other comprehensive loss - unrealized loss on derivative instruments							(40,917)	(40,917)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(4,751)	(4,751)
Other comprehensive loss - unrealized loss on marketable securities							(2,047)	(2,047)
DRSPP proceeds			566					566
Repurchases of common stock		(63)	(315,101)		(76,831)			(391,995)
Conversion of units of the Operating Partnership to common stock		1	8,743					8,744
Contributions to consolidated joint ventures						12,404		12,404
Reallocation of noncontrolling interests in the Operating Partnership					35,253			35,253
Deferred compensation plan and stock awards, net			21,036					21,036
Balance at September 30, 2020	$221,932	$741	$3,998,516	$(124,049)	$1,035,172	$77,893	$(76,200)	$5,134,005

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2019	79,202,322	4,195,875	—	83,398,197

YTD share activity	(6,162,031)	(168,558)	—	(6,330,589)
Share Count at September 30, 2020	73,040,291	4,027,317	—	77,067,608

Weighting factor	2,718,604	95,398	203,183	3,017,185
Weighted Average Share Count at September 30, 2020 - Diluted	75,758,895	4,122,715	203,183	80,084,793

Supplemental Information	14	Third Quarter 2020

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	September 30, 2020		June 30, 2020		March 31, 2020

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,036,313	$2,020,157	$3,902,348	$1,886,192	$3,902,348	$1,886,192
Building and improvements	11,006,016	5,687,419	10,641,677	5,364,742	10,477,826	5,252,112
Building leasehold and improvements	429,837	207,242	394,503	200,176	394,503	200,176
Right of use asset - financing leases	736,081	342,115	634,822	321,864	634,822	321,864
Right of use asset - operating leases	258,248	134,939	242,852	119,543	242,852	119,543
	16,466,495	8,391,872	15,816,202	7,892,517	15,652,351	7,779,887
Less: accumulated depreciation	(1,420,892)	(642,507)	(1,338,574)	(602,970)	(1,259,444)	(565,902)
Net real estate	15,045,603	7,749,365	14,477,628	7,289,547	14,392,907	7,213,985

Cash and cash equivalents	222,531	107,372	223,050	111,237	232,926	112,724
Restricted cash	103,956	55,006	89,825	42,707	96,279	46,959
Tenant and other receivables, net of allowance of $17,920 at 9/30/2020, of which $9,184 is SLG share	55,334	22,476	39,939	14,920	13,812	3,335
Deferred rents receivable, net of allowance of $8,168 at 9/30/2020, of which $4,273 is SLG share	348,805	169,014	341,478	165,024	333,025	160,502
Deferred costs, net	217,409	122,223	212,450	119,732	211,180	118,303
Other assets	1,723,131	779,717	1,735,307	768,184	1,786,373	794,221
Total Assets	$17,716,769	$9,005,173	$17,119,677	$8,511,351	$17,066,502	$8,450,029

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $87,763 at 9/30/2020, of which $42,439 is SLG share	$9,652,507	$4,546,491	$9,249,195	$4,181,988	$9,116,172	$4,091,392
Accrued interest	26,624	10,912	27,084	10,787	25,188	10,852
Accounts payable and accrued expenses	221,465	111,376	236,611	127,832	209,750	109,103
Deferred revenue	1,400,458	625,011	1,408,880	624,512	1,459,796	648,860
Lease liability - financing leases	738,535	343,251	637,212	323,018	637,274	323,056
Lease liability - operating leases	276,942	143,482	263,251	128,957	264,887	129,789
Security deposits	26,605	11,315	28,162	11,195	28,751	11,387
Other liabilities	20,278	11,394	21,563	12,108	20,675	11,701
Equity	5,353,355	3,201,941	5,247,719	3,090,954	5,304,009	3,113,889
Total Liabilities and Equity	$17,716,769	$9,005,173	$17,119,677	$8,511,351	$17,066,502	$8,450,029

Supplemental Information	15	Third Quarter 2020

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	September 30, 2020		June 30, 2020		September 30, 2019

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$243,736	$114,602	$233,382	$102,796	$239,246	$105,169
Escalation and reimbursement revenues	39,768	18,967	32,596	14,909	42,464	19,852
Investment income	1,264	314	1,251	310	1,264	314
Other income	8,161	4,500	4,289	2,629	3,036	1,123
Total Revenues, net	$292,929	$138,383	$271,518	$120,644	$286,010	$126,458

Loss on early extinguishment of debt	—	—	—	—	(1,031)	(258)

Expenses
Operating expenses	$44,650	$21,035	$35,338	$14,863	$50,759	$22,389
Operating lease rent	6,385	3,194	6,201	3,009	6,713	3,270
Real estate taxes	56,459	26,956	51,735	23,128	53,321	23,920
Total Operating Expenses	$107,494	$51,185	$93,274	$41,000	$110,793	$49,579

Operating Income	$185,435	$87,198	$178,244	$79,644	$174,186	$76,621

Interest expense, net of interest income	$79,723	$34,128	$79,638	$32,714	$92,601	$38,295
Amortization of deferred financing costs	5,575	2,232	4,808	1,693	4,436	1,505
Depreciation and amortization	103,262	49,534	98,854	46,217	100,736	46,557
Net (Loss) Income	$(3,125)	$1,304	$(5,056)	$(980)	$(23,587)	$(9,736)

Real estate depreciation	102,975	49,477	98,568	46,161	100,449	46,500
FFO Contribution	$99,850	$50,781	$93,512	$45,181	$76,862	$36,764

FAD Adjustments:
Non real estate depreciation and amortization	$287	$57	$286	$56	$287	$57
Amortization of deferred financing costs	5,575	2,232	4,808	1,693	4,436	1,505
Straight-line rental income and other non-cash adjustments	(12,977)	(6,880)	(15,245)	(8,390)	(39,890)	(21,563)
Second cycle tenant improvement	(6,263)	(3,439)	(4,131)	(2,125)	(9,755)	(4,885)
Second cycle leasing commissions	(2,145)	(1,183)	(2,651)	(1,388)	(2,851)	(1,610)
Revenue enhancing recurring CAPEX	(537)	(201)	(1,306)	(513)	(1,485)	(563)
Non-revenue enhancing recurring CAPEX	(2,721)	(1,397)	(2,004)	(1,031)	(5,383)	(2,647)
Total FAD Adjustments	$(18,781)	$(10,811)	$(20,243)	$(11,698)	$(54,641)	$(29,706)

First cycle tenant improvement	$4,886	$1,465	$6,318	$2,529	$373	$110
First cycle leasing commissions	$50	$24	$14	$7	$123	$75
Development costs	$115,223	$78,640	$151,046	$107,258	$127,656	$90,649
Redevelopment costs	$845	$406	$514	$210	$25,822	$13,120
Capitalized interest	$9,022	$6,160	$7,890	$5,603	$7,164	$5,087

Supplemental Information	16	Third Quarter 2020

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended		Nine Months Ended
	September 30, 2020		September 30, 2019

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$715,530	$322,702	$745,584	$325,211
Escalation and reimbursement revenues	112,015	52,068	117,959	55,127
Investment income	3,752	931	10,332	3,017
Other income	15,670	8,740	10,102	3,852
Total Revenues, net	$846,967	$384,441	$883,977	$387,207

Loss on early extinguishment of debt	—	—	(1,031)	(258)

Expenses
Operating expenses	$131,578	$58,377	$153,397	$65,928
Operating lease rent	18,947	9,293	18,848	9,156
Real estate taxes	161,566	74,019	159,544	70,705
Total Operating Expenses	$312,091	$141,689	$331,789	$145,789

Operating Income	$534,876	$242,752	$551,157	$241,160

Interest expense, net of interest income	$245,685	$102,619	$282,917	$115,983
Amortization of deferred financing costs	15,197	5,612	14,434	4,664
Depreciation and amortization	300,700	141,625	308,748	142,861
Net Loss	$(26,706)	$(7,104)	$(54,942)	$(22,348)

Real estate depreciation	299,839	141,455	307,883	142,691
FFO Contribution	$273,133	$134,351	$252,941	$120,343

FAD Adjustments:
Non real estate depreciation and amortization	$861	$170	$865	$170
Amortization of deferred financing costs	15,197	5,612	14,434	4,664
Straight-line rental income and other non-cash adjustments	(45,399)	(25,219)	(119,500)	(63,975)
Second cycle tenant improvement	(15,058)	(7,596)	(24,811)	(12,479)
Second cycle leasing commissions	(8,524)	(4,438)	(5,431)	(2,833)
Revenue enhancing recurring CAPEX	(2,398)	(771)	(2,771)	(1,026)
Non-revenue enhancing recurring CAPEX	(5,817)	(3,486)	(14,268)	(6,312)
Total FAD Adjustments	$(61,138)	$(35,728)	$(151,482)	$(81,791)

First cycle tenant improvement	$18,616	$7,641	$12,180	$5,195
First cycle leasing commissions	$316	$143	$501	$268
Development costs	$366,997	$257,425	$424,031	$301,106
Redevelopment costs	$2,610	$1,264	$30,161	$14,754
Capitalized Interest	$25,641	$17,961	$17,664	$12,543

Supplemental Information	17	Third Quarter 2020

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2020	2019	2020	2020	2019

Net Operating Income (1)	$102,749	$135,744	$108,246	$331,614	$409,607
SLG share of property NOI from unconsolidated JVs	83,549	76,552	77,841	236,457	237,811
NOI including SLG share of unconsolidated JVs	$186,298	$212,296	$186,087	$568,071	$647,418
Partners' share of NOI - consolidated JVs	(638)	(536)	(940)	(2,253)	(1,532)
NOI - SLG share	$185,660	$211,760	$185,147	$565,818	$645,886

NOI, including SLG share of unconsolidated JVs	$186,298	$212,296	$186,087	$568,071	$647,418
Free rent (net of amortization)	(6,055)	(16,729)	(4,575)	(14,434)	(49,187)
Amortization of acquired above and below-market leases, net	(4,541)	(5,281)	(5,436)	(15,037)	(16,393)
Straight-line revenue adjustment	(5,499)	(5,822)	(6,604)	(17,133)	(15,493)
Straight-line tenant credit loss	3,405	848	7,310	11,209	3,602
Operating lease straight-line adjustment	806	888	770	2,479	2,848
Cash NOI, including SLG share of unconsolidated JVs	$174,414	$186,200	$177,552	$535,155	$572,795
Partners' share of cash NOI - consolidated JVs	(402)	(564)	(685)	(1,699)	(1,570)
Cash NOI - SLG share	$174,012	$185,636	$176,867	$533,456	$571,225

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended September 30, 2020		Nine Months Ended September 30, 2020

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$166,106	$154,769	$487,529	$456,513
Retail Operating Properties	9,639	9,119	33,936	29,752
Residential Operating Properties	2,175	2,172	8,677	8,682
Suburban Operating Properties	3,950	4,163	8,894	9,656
Development/Redevelopment	6,408	6,266	23,673	26,061
Total Operating and Development	188,278	176,489	562,709	530,664
Property Dispositions	(14)	(17)	8,949	8,225
Other (2)	(2,604)	(2,460)	(5,840)	(5,433)
Total	$185,660	$174,012	$565,818	$533,456

(1) Portfolio composition consistent with the Selected Property Data tables
(2) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company

Supplemental Information	18	Third Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2020	2019	%	2020	2020	2019	%
Revenues
Rental revenue, net	$163,913	$167,154	(1.9)%	$160,431	$492,415	$500,814	(1.7)%
Escalation & reimbursement revenues	20,486	26,498	(22.7)%	20,403	65,506	72,521	(9.7)%
Other income	709	6,218	(88.6)%	10,793	11,869	7,473	58.8%
Total Revenues	$185,108	$199,870	(7.4)%	$191,627	$569,790	$580,808	(1.9)%

Expenses
Operating expenses	$39,518	$44,296	(10.8)%	$32,887	$115,593	$131,420	(12.0)%
Operating lease rent	6,579	7,142	(7.9)%	7,449	20,966	21,432	(2.2)%
Real estate taxes	41,522	40,260	3.1%	40,175	121,881	115,848	5.2%
	$87,619	$91,698	(4.4)%	$80,511	$258,440	$268,700	(3.8)%

Operating Income	$97,489	$108,172	(9.9)%	$111,116	$311,350	$312,108	(0.2)%

Interest expense & amortization of financing costs	$19,048	$13,988	36.2%	$14,457	$47,377	$41,657	13.7%
Depreciation & amortization	51,230	50,605	1.2%	53,217	162,139	148,866	8.9%

Income before noncontrolling interest	$27,211	$43,579	(37.6)%	$43,442	$101,834	$121,585	(16.2)%
Real estate depreciation & amortization	51,211	50,586	1.2%	53,198	162,082	148,808	8.9%
FFO Contribution	$78,422	$94,165	(16.7)%	$96,640	$263,916	$270,393	(2.4)%

Non–building revenue	(156)	(2,661)	(94.1)%	(222)	(706)	(2,791)	(74.7)%

Interest expense & amortization of financing costs	19,048	13,988	36.2%	14,457	47,377	41,657	13.7%
Non-real estate depreciation	19	19	—%	19	57	58	(1.7)%
NOI	$97,333	$105,511	(7.8)%	$110,894	$310,644	$309,317	0.4%

Cash Adjustments
Free rent (net of amortization)	$(5,705)	$(3,598)	58.6%	$(3,075)	$(11,353)	$(13,996)	(18.9)%
Straight-line revenue adjustment	217	(1,267)	(117.1)%	(1,067)	35	(2,183)	(101.6)%
Amortization of acquired above and below-market leases, net	(1,298)	(1,188)	9.3%	(1,559)	(5,228)	(3,625)	44.2%
Operating lease straight-line adjustment	383	514	(25.5)%	385	1,197	1,542	(22.4)%
Straight-line tenant credit loss	2,097	796	163.4%	5,230	7,340	1,566	368.7%
Cash NOI	$93,027	$100,768	(7.7)%	$110,808	$302,635	$292,621	3.4%

Operating Margins
NOI to real estate revenue, net	52.6%	53.5%		57.9%	54.6%	53.5%
Cash NOI to real estate revenue, net	50.3%	51.1%		57.9%	53.2%	50.6%

NOI before operating lease rent/real estate revenue, net	56.2%	57.1%		61.8%	58.3%	57.2%
Cash NOI before operating lease rent/real estate revenue, net	53.6%	54.5%		61.6%	56.7%	54.1%

Supplemental Information	19	Third Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2020	2019	%	2020	2020	2019	%
Revenues
Rental revenue, net	$102,591	$105,966	(3.2)%	$103,397	$311,819	$320,847	(2.8)%
Escalation & reimbursement revenues	17,031	20,176	(15.6)%	15,257	50,829	55,149	(7.8)%
Other income	2,673	567	371.4%	433	4,071	2,238	81.9%
Total Revenues	$122,295	$126,709	(3.5)%	$119,087	$366,719	$378,234	(3.0)%

Expenses
Operating expenses	$18,521	$22,043	(16.0)%	$14,611	$55,248	$63,256	(12.7)%
Operating lease rent	2,824	3,084	—%	2,824	8,551	8,665	—%
Real estate taxes	23,746	24,054	(1.3)%	23,260	71,073	69,532	2.2%
	$45,091	$49,181	(8.3)%	$40,695	$134,872	$141,453	(4.7)%

Operating Income	$77,204	$77,528	(0.4)%	$78,392	$231,847	$236,781	(2.1)%

Interest expense & amortization of financing costs	$34,337	$40,589	(15.4)%	$35,037	$107,388	$122,263	(12.2)%
Depreciation & amortization	45,280	44,126	2.6%	44,387	133,717	134,606	(0.7)%

Loss before noncontrolling interest	$(2,413)	$(7,187)	(66.4)%	$(1,032)	$(9,258)	$(20,088)	(53.9)%
Real estate depreciation & amortization	45,224	44,070	2.6%	44,330	133,547	134,437	(0.7)%
FFO Contribution	$42,811	$36,883	16.1%	$43,298	$124,289	$114,349	8.7%

Non–building revenue	(2,539)	(233)	989.7%	(223)	(3,709)	(1,089)	240.6%

Interest expense & amortization of financing costs	34,337	40,589	(15.4)%	35,037	107,388	122,263	(12.2)%
Non-real estate depreciation	56	56	—%	57	170	169	0.6%
NOI	$74,665	$77,295	(3.4)%	$78,169	$228,138	$235,692	(3.2)%

Cash Adjustments
Free rent (net of amortization)	$(47)	$(11,178)	(99.6)%	$(825)	$(1,962)	$(31,539)	(93.8)%
Straight-line revenue adjustment	(5,010)	(5,893)	(15.0)%	(4,775)	(14,967)	(18,263)	(18.0)%
Amortization of acquired above and below-market leases, net	(3,810)	(4,122)	(7.6)%	(3,812)	(11,448)	(12,632)	(9.4)%
Operating lease straight-line adjustment	232	242	(4.1)%	252	826	977	—%
Straight-line tenant credit loss	1,432	—	N/A	1,270	3,173	298	—%
Cash NOI	$67,462	$56,344	19.7%	$70,279	$203,760	$174,533	16.7%

Operating Margins
NOI to real estate revenue, net	62.3%	61.1%		65.8%	62.8%	62.5%
Cash NOI to real estate revenue, net	56.3%	44.5%		59.1%	56.1%	46.3%

NOI before operating lease rent/real estate revenue, net	64.7%	63.6%		68.1%	65.2%	64.8%
Cash NOI before operating lease rent/real estate revenue, net	58.5%	46.8%		61.3%	58.3%	48.3%

Supplemental Information	20	Third Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2020	2019	%	2020	2020	2019	%
Revenues
Rental revenue, net	$163,913	$167,154	(1.9)%	$160,431	$492,415	$500,814	(1.7)%
Escalation & reimbursement revenues	20,486	26,498	(22.7)%	20,403	65,506	72,521	(9.7)%
Other income	709	6,218	(88.6)%	10,793	11,869	7,473	58.8%
Total Revenues	$185,108	$199,870	(7.4)%	$191,627	$569,790	$580,808	(1.9)%

Equity in Net Loss from Unconsolidated Joint Ventures (1)	$(2,413)	$(7,187)	(66.4)%	$(1,032)	$(9,258)	$(20,088)	(53.9)%
Expenses
Operating expenses	$39,518	$44,296	(10.8)%	$32,887	$115,593	$131,420	(12.0)%
Operating lease rent	6,579	7,142	(7.9)%	7,449	20,966	21,432	(2.2)%
Real estate taxes	41,522	40,260	3.1%	40,175	121,881	115,848	5.2%
	$87,619	$91,698	(4.4)%	$80,511	$258,440	$268,700	(3.8)%

Operating Income	$95,076	$100,985	(5.9)%	$110,084	$302,092	$292,020	3.4%

Interest expense & amortization of financing costs	$19,048	$13,988	36.2%	$14,457	$47,377	$41,657	13.7%
Depreciation & amortization	51,230	50,605	1.2%	53,217	162,139	148,866	8.9%

Income before noncontrolling interest	$24,798	$36,392	(31.9)%	$42,410	$92,576	$101,497	(8.8)%
Real estate depreciation & amortization	51,211	50,586	1.2%	53,198	162,082	148,808	8.9%
Joint Ventures Real estate depreciation & amortization (1)	45,224	44,070	2.6%	44,330	133,547	$134,437	(0.7)%
FFO Contribution	$121,233	$131,048	(7.5)%	$139,938	$388,205	$384,742	0.9%

Non–building revenue	$(156)	$(2,661)	(94.1)%	$(222)	$(706)	$(2,791)	(74.7)%
Joint Ventures Non–building revenue (1)	(2,539)	(233)	989.7%	(223)	(3,709)	(1,089)	240.6%

Interest expense & amortization of financing costs	19,048	13,988	36.2%	14,457	47,377	41,657	13.7%
Joint Ventures Interest expense & amortization of financing costs (1)	34,337	40,589	(15.4)%	35,037	107,388	122,263	(12.2)%
Non-real estate depreciation	19	19	—%	19	57	58	(1.7)%
Joint Ventures Non-real estate depreciation (1)	56	56	—%	57	170	169	0.6%
NOI	$171,998	$182,806	(5.9)%	$189,063	$538,782	$545,009	(1.1)%

Cash Adjustments
Non-cash adjustments	$(4,306)	$(4,743)	(9.2)%	$(86)	$(8,009)	$(16,696)	(52.0)%
Joint Venture non-cash adjustments (1)	(7,203)	(20,951)	(65.6)%	(7,890)	(24,378)	(61,159)	(60.1)%
Cash NOI	$160,489	$157,112	2.1%	$181,087	$506,395	$467,154	8.4%

Operating Margins
NOI to real estate revenue, net	56.4%	56.5%		60.9%	57.8%	57.1%
Cash NOI to real estate revenue, net	52.7%	48.5%		58.4%	54.3%	48.9%

NOI before operating lease rent/real estate revenue, net	59.5%	59.6%		64.2%	61.0%	60.2%
Cash NOI before operating lease rent/real estate revenue, net	55.6%	51.5%		61.5%	57.3%	51.8%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	21	Third Quarter 2020

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2020	Initial		Principal	As-Of	Final
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity	Earliest
Fixed rate debt	Interest (%)	9/30/2020	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)	Prepayment (3)
Secured fixed rate debt
100 Church Street	100.0	$206,013	4.68%		$4,421	Jul-22		$197,784	—	Jul-22	Apr-22
420 Lexington Avenue	100.0	295,355	3.99%		5,130	Oct-24		272,749	—	Oct-40	Jul-24
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27	Oct-26
1080 Amsterdam	92.5	34,773	3.59%		705	Feb-27		29,746	—	Feb-27	Open
		$1,086,141	4.30%		$10,256			$1,050,279
Unsecured fixed rate debt
Unsecured notes (swapped)		$350,000	1.52%		$—	Aug-21		$350,000	—	Aug-21	Open
Unsecured notes		499,775	3.25%		—	Oct-22		500,000	—	Oct-22	Open
Unsecured notes		302,352	4.50%		—	Dec-22		300,000	—	Dec-22	Open
Term loan (swapped)		1,000,000	3.19%	(4)	—	Mar-23	(4)	1,000,000	—	Mar-23	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Dec-25	Open
		$2,252,127	3.17%		$—			$2,250,000

Total Fixed Rate Debt		$3,338,268	3.54%		$10,256			$3,300,279
Floating rate debt
Secured floating rate debt
133 Greene Street (LIBOR + 200 bps)	100.0	$15,523	2.15%		$—	(5)		$15,523	—	(5)	Open
106 Spring Street (LIBOR + 250 bps)	100.0	38,025	2.65%		—	Jan-21		38,025	—	Jan-22	Open
FHLB Facility (LIBOR + 28 bps)		10,000	0.43%		—	Jan-21		10,000	—	Jan-21	Open
FHLB Facility (LIBOR + 23 bps)		15,000	0.38%		—	Jan-21		15,000	—	Jan-21	Open
FHLB Facility (LIBOR + 18 bps)		35,000	0.33%		—	Jan-21		35,000	—	Jan-21	Open
609 Fifth Avenue - Office Condominium (LIBOR + 240 bps)	100.0	57,651	2.55%		—	Mar-21		57,651	Mar-22	Mar-24	Open
185 Broadway (LIBOR + 285 bps)	100.0	144,448	3.00%		—	Nov-21		144,449	—	Nov-23	Open
712 Madison Avenue (LIBOR + 185 bps)	100.0	28,000	2.00%		—	Dec-21		28,000	—	Dec-22	Open
220 East 42nd (LIBOR + 275 bps)	100.0	510,000	2.90%		—	Jun-23		510,000	—	June-25	Open
410 Tenth Avenue (LIBOR + 225 bps)	70.9	434,934	2.40%		—	Aug-23		434,934	Aug-25	Aug-25	Open
719 Seventh Avenue (LIBOR + 120 bps)	75.0	50,000	1.35%		—	Sep-23		50,000	—	Sep-23	Open
		$1,338,581	2.52%		$—			$1,338,582
Unsecured floating rate debt
Revolving credit facility (LIBOR + 100 bps)		$190,000	1.15%		$—	Mar-22		$190,000	Mar-23	Mar-23	Open
Term loan (LIBOR + 110 bps)		300,000	1.25%		—	Mar-23		300,000	—	Mar-23	Open
Term loan (LIBOR + 100 bps)		200,000	1.15%		—	Nov-24		200,000	—	Nov-24	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	1.48%		—	Jul-35		100,000	—	Jul-35	Open
		$790,000	1.23%		$—			$790,000

Total Floating Rate Debt		$2,128,581	2.04%		$—			$2,128,582

Total Debt - Consolidated		$5,466,849	2.95%		$10,256			$5,428,861

Deferred financing costs		(47,677)
Total Debt - Consolidated, net		$5,419,172	2.95%

Total Debt - Joint Venture, net		$4,546,491	3.17%

Total Debt including SLG share of unconsolidated JV Debt		$10,055,779	3.05%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,063,593	3.03%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.15% or the 3-month LIBOR rate at the end of the quarter of 0.23%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Reflects exercise of all available extension options.
(3) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(4) Represents a blended fixed rate inclusive of the effect of the following swaps: $200 million @ 1.93% maturing November 2020, $200 million @ 1.13% and $100 million @ 1.16% maturing July 2023, $150 million @ 2.70% maturing January 2024, $200 million @ 2.74% and $150 million @ 2.72% maturing January 2026.

(5) The loan on this retail property matured in August 2020. The Company is in discussions with the lender on resolution.

Supplemental Information	22	Third Quarter 2020

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding					2020	Initial		Principal	As-Of	Final
	Ownership	9/30/20					Principal Amortization	Maturity		Due at Maturity	Right	Maturity	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share		Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Date (2)	Prepayment (3)
885 Third Avenue	100.0	$272,000	$272,000	(4)	3.35%		$—	Apr-21		$272,000	—	Apr-21	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748		4.45%		—	Jul-22		32,748	—	Jul-22	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788		5.50%		—	Jul-22		38,788	—	Jul-22	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000		4.46%		—	Oct-22		105,000	—	Oct-22	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500		5.45%		—	Oct-22		32,500	—	Oct-22	Open
21 East 66th Street	32.3	12,000	3,874		3.60%		—	Apr-23		3,874	—	Apr-28	Open
919 Third Avenue	51.0	500,000	255,000		5.12%		—	Jun-23		255,000	—	Jun-23	Feb-23
1515 Broadway	56.9	825,204	469,284		3.93%		10,202	Mar-25		419,372	—	Mar-25	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000		3.84%		—	Sep-25		840,000	—	Sep-25	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120		3.37%		—	Feb-26		107,120	—	Feb-26	Open
400 East 57th Street	41.0	97,024	39,780		3.00%		884	Nov-26		36,271	—	Nov-26	Open
Worldwide Plaza	24.4	1,200,000	292,200		3.98%		—	Nov-27		292,200	—	Nov-27	Jul-27
Stonehenge Portfolio	Various	195,899 (5)	11,279		3.50%		94	Various	(5)	10,114	—	Various	Open
Total Fixed Rate Debt		$5,609,455	$2,499,573		4.00%	(6)	$11,180			$2,444,987
Floating rate debt
121 Greene Street (LIBOR + 150 bps)	50.0	$15,000	$7,500		1.65%		$—	Nov-20		$7,500	—	Nov-21	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900		1.60%		—	Jan-21		6,900	Jan-23	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	354,087	176,690		1.90%		1,934	Feb-21		175,858	—	Feb-21	Open
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000		1.88%		—	Sep-21		600,000	Sep-24	Sep-24	Open
One Vanderbilt (LIBOR + 250 bps)	71.0	1,094,873	777,469		2.65%		—	Sep-21		777,469	—	Sep-23	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500		2.80%		—	Oct-21		97,500	—	Oct-22	Open
2 Herald Square (LIBOR + 145 bps)	51.0	214,500	109,395		1.60%		—	Nov-21		109,395	—	Nov-23	Open
55 West 46th Street - Tower 46 (LIBOR + 125 bps)	25.0	192,524	48,131		1.40%		—	Aug-22		48,131	—	Aug-24	Open
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431		3.55%		—	Sep-23		33,431	—	Sep-23	Open
126 Nassau Street (LIBOR + 150 bps)	20.0	5,593	1,119		1.65%		—	Jan-24		1,119	—	Jul-25	Open
10 East 53rd Street (LIBOR + 135 bps)	55.0	220,000	121,000		1.50%		—	Feb-25		121,000	—	Feb-25	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000		1.59%		—	Aug-27		110,000	—	Aug-27	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	688	222		2.87%		14	Jun-33		2	—	Jun-33	Open
Total Floating Rate Debt		$4,130,815	$2,089,357		2.17%	(6)	$1,948			$2,088,305
Total unconsolidated JV Debt		$9,740,270	$4,588,930		3.17%	(6)	$13,128			$4,533,292
	Deferred financing costs	(87,763)	(42,439)
Total unconsolidated JV Debt, net		$9,652,507	$4,546,491		3.17%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.15%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Reflects exercise of all available extension options.
(3) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(4) The Company holds 100% of the preferred equity interest in the property and believes that there is no value to the common equity.
(5) Amount is comprised of three mortgages totaling $132.4 million that mature in April 2028 and two mortgages totaling $63.5 million that mature in July 2029.
(6) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.						Composition of Debt

Revolving Credit Facility Covenants							Fixed Rate Debt
	Actual	Required						Consolidated		$3,338,268
Total Debt / Total Assets	40.6%	Less than 60%						SLG Share of JV		2,499,573
Fixed Charge Coverage	2.80x	Greater than 1.4x					Total Fixed Rate Debt			$5,837,841	58.1%
Maximum Secured Indebtedness	19.1%	Less than 50%
Maximum Unencumbered Leverage Ratio	42.0%	Less than 60%					Floating Rate Debt
								Consolidated		$2,128,581
Unsecured Notes Covenants								SLG Share of JV		2,089,357
	Actual	Required								4,217,938	41.9%
Total Debt / Total Assets	40.2%	Less than 60%				Debt & Preferred Equity and Other Investments				(426,703)	(4.2)%
Secured Debt / Total Assets	21.3%	Less than 40%					Total Floating Rate Debt			$3,791,235	37.7%
Debt Service Coverage	3.18x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	296.5%	Greater than 150%						Total Debt		$10,055,779

Supplemental Information	23	Third Quarter 2020

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

	Ownership	2020 Scheduled	2021 Scheduled	2022 Scheduled	2023 Scheduled	Lease	Year of Final
Property	Interest (%)	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Liabilities (1)	Expiration (2)

Consolidated Ground Lease Arrangements (SLG Share)

Operating Leases
1185 Avenue of the Americas	100.0	$6,909	$6,909	$6,909	$6,909	$94,051	2043
625 Madison Avenue	100.0	4,613	4,613	2,306 (3)	— (3)	7,797	2054
420 Lexington Avenue	100.0	11,174	11,199	11,199	11,199	179,779	2080
711 Third Avenue	100.0	5,500	5,500	5,500	5,500	53,305	2083	(4)
1055 Washington Blvd, Stamford	100.0	615	615	615	615	10,084	2090
1080 Amsterdam Avenue	92.5	290	290	290	290	7,378	2111
30 East 40th Street	60.0	127	138	138	138	5,437	2114
Other	Various	71	73	76	78	588	Various
Total		$29,299	$29,337	$27,033	$24,729	$358,419

Financing Leases
461 Fifth Avenue	100.0	$2,100	$2,250	$2,400	$2,400	$28,676	2084	(5)
1080 Amsterdam Avenue	92.5	404	404	404	404	22,443	2111
30 East 40th Street	60.0	1,310	1,415	1,415	1,415	22,568	2114
126 Nassau Street	100.0	2,758	3,041	3,087	3,133	101,296	2119	(5)
Total		$6,572	$7,110	$7,306	$7,352	$174,983

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 4-6)	50.0	$1,645	$1,659	$1,790	$1,790	$17,983	2053
650 Fifth Avenue (Floors b-3)	50.0	1,428	1,428	1,441	1,458	30,849	2062
885 Third Avenue (6)	100.0	322	759	759	759	15,388	2080
1560 Broadway	50.0	6,811	6,861	6,861	6,935	73,896	2114
333 East 22nd Street	33.3	217	222	238	238	5,366	2115
Total		$10,423	$10,929	$11,089	$11,180	$143,482

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$6,695	$6,695	$6,695	$6,786	$98,317	2062
2 Herald Square	51.0	6,934	7,107	7,285	7,467	224,653	2077	(5)
Total		$13,629	$13,802	$13,980	$14,253	$322,970

(1) Per the balance sheet at September 30, 2020.
(2) Reflects exercise of all available renewal options.
(3) Reflects known cash payments through ground rent reset date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(6) The Company holds 100% of the preferred equity interest in the property and believes that there is no value to the common equity.

Supplemental Information	24	Third Quarter 2020

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

9/30/2019	$1,954,556		$2,115,865	9.05%	8.96%

Debt investment originations/fundings/accretion(4)	92,927
Preferred Equity investment originations/accretion(4)	3,767
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(470,944)
12/31/2019	$1,580,306		$1,818,175	8.48%	8.60%

Debt investment originations/fundings/accretion(4)	246,075
Preferred Equity investment originations/accretion(4)	154,710
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(159,798)
Reserves/Realized Losses	(37,957)
3/31/2020	$1,783,336		$1,771,416	8.29%	8.20%

Debt investment originations/fundings/accretion(4)	43,228
Preferred Equity investment originations/accretion(4)	5,935
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(607,182)
Reserves/Realized Losses	(3,381)
6/30/2020	$1,221,936		$1,571,381	8.35%	8.63%

Debt investment originations/fundings/accretion(4)	94,062
Preferred Equity investment originations/accretion(4)	3,176
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(156,854)
Reserves/Realized Losses	(8,957)
9/30/2020	$1,153,363	(5)	$1,220,310	7.04%	7.07%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.

(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 6.48% that are included in other balance sheet line items.

Supplemental Information	25	Third Quarter 2020

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (4)	Yield During Quarter (1)	At End Of Quarter (1)(2)

Senior Mortgage Debt	$62,683	$1,249	$63,932		$—	$342	6.01%	6.37%

Junior Mortgage Participation	85,295	32,805	118,100		542,241	$1,763	7.47%	7.53%

Mezzanine Debt	278,726	436,040	714,766		4,447,803	$886	6.12%	6.02%

Preferred Equity	—	256,565	256,565		1,962,750	$933	9.89%	9.98%

Balance as of 9/30/20	$426,704	$726,659	$1,153,363	(3)		$963	7.04%	7.07%

(1) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(2) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 6.48% that are included in other balance sheet line items.

(4) Net of loan loss reserves.

	Debt and Preferred Equity Maturity Profile (1)
	2020	2021	2022	2023	2024 & Thereafter
Floating Rate	18,475	129,427	200,588	78,214	—
Fixed Rate	56,242	36,305	193,500	225,204	215,408
Sub-total	74,717	165,732	394,088	303,418	215,408

(1) The weighted average maturity of the outstanding balance is 2.52 years. Approximately 42.0% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 3.40 years.

Supplemental Information	26	Third Quarter 2020

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	9/30/2020	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mezzanine Loan	$225,204	Fee	Manhattan	$348,327	$983	(4)

Mezzanine Loan and Preferred Equity	208,447	Office	Manhattan	1,712,750	$1,079	10.97%

Mezzanine Loan	126,486	Office	Manhattan	1,115,000	$1,068	10.56%

Preferred Equity	103,369	Multi-Family Rental	Manhattan	250,000	$717	6.55%

Junior Mortgage Loan (5)	63,899	Office	Queens	375,241	$291	9.31%

Mortgage and Mezzanine Loans	60,116	Office	Manhattan	—	$437	5.58%

Mortgage and Mezzanine Loans	56,242	Residential/Retail	Manhattan	—	$720	8.17%

Mezzanine Loan	49,919	Office	Manhattan	275,000	$414	7.15%

Mezzanine Loan	46,613	Office	Manhattan	169,540	$665	6.49%

Mezzanine Loan	40,458	Multi-Family Rental	Manhattan	280,000	$496	8.96%

Total	$980,753

(1) Net of unamortized fees, discounts, and premiums excluding loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.

(4) Loan is on non-accrual at September 30, 2020.
(5) This loan was sold on October 1, 2020.

Supplemental Information	27	Third Quarter 2020

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-20	Jun-20	Mar-20	Dec-19	Sep-19		100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	93.5	93.5	93.5	93.5	93.9	$5,370		0.3	53
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.7	99.3	99.3	99.3	99.3	99.3	50,219	7.2	4.3	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	1.0	82.6	82.6	82.6	83.0	84.9	11,056	1.6	1.0	24
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	1.0	89.3	89.9	91.3	94.3	93.1	15,066	2.2	1.3	58
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.7	99.4	99.5	99.5	95.0	95.6	46,823	6.7	4.0	25
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	5.0	96.5	97.0	97.0	97.0	97.0	68,790	9.9	5.9	35
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1.0	91.2	74.9	74.9	95.9	96.1	16,326	2.3	1.4	6
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.3	91.7	91.7	90.4	92.0	91.2	85,671	12.3	7.4	193
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.9	86.2	87.3	87.3	87.3	90.6	16,574	2.4	1.4	13
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	4.1	89.5	89.5	90.4	90.4	84.2	57,750	8.3	5.0	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.2	99.9	99.9	99.9	99.9	99.9	49,065	7.0	4.2	9
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.5	100.0	100.0	100.0	100.0	100.0	10,644	1.5	0.9	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.7	100.0	100.0	100.0	100.0	100.0	16,003	2.3	1.4	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	2.3	89.1	91.3	91.3	97.0	97.0	33,402	4.8	2.9	20
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3.5	68.4	89.4	91.2	91.2	92.7	35,086	5.0	3.0	24
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	3.1	89.3	90.2	94.1	93.0	94.1	45,271	6.5	3.9	47
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.7	94.1	93.3	92.7	92.7	92.7	96,974	13.9	8.4	13
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.3	87.9	87.3	87.6	91.7	91.0	41,627	6.1	3.6	44

Subtotal / Weighted Average				18	10,647,191	47.3%	91.9%	93.2%	93.5%	94.4%	94.0%	$701,717	100.0%	60.3%	620

Total / Weighted Average Consolidated Properties				18	10,647,191	47.3%	91.9%	93.2%	93.5%	94.4%	94.0%	$701,717	100.0%	60.3%	620

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.6	95.8	95.1	95.1	97.1	94.3	$32,929		1.6	39
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	10.3	95.7	95.7	95.8	95.8	95.7	157,420		8.1	10
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	1.5	91.9	91.9	91.9	90.3	86.5	27,293		0.6	16
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.7	81.8	80.7	84.8	84.9	81.3	60,212		2.6	35
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.4	92.7	91.3	89.5	89.5	88.0	124,599		5.4	39
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.3	91.2	94.1	92.4	96.2	96.5	38,255		2.0	37
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.5	100.0	100.0	100.0	100.0	100.0	101,342		4.5	7
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	7.8	94.9	94.9	94.9	94.9	94.9	127,783		6.3	12
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	9.2	94.6	94.6	94.7	94.7	96.8	143,074		3.0	23
Added to Same Store in 2020
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.6	95.8	95.8	88.2	81.9	81.9	41,290		1.6	5

Subtotal / Weighted Average				10	11,216,183	49.9%	94.2%	94.1%	93.9%	93.9%	93.7%	$854,197		35.7%	223

"Non Same Store"
885 Third Avenue	100.0 (3)	Midtown / Plaza District	Fee/Leasehold Interest	1	625,300	2.8	92.7	N/A	N/A	N/A	N/A	$46,040		4.0	21

Subtotal / Weighted Average				1	625,300	2.8%	92.7%	—%	—%	—%	—%	$46,040		4.0%	21

Total / Weighted Average Unconsolidated Properties				11	11,841,483	52.7%	94.2%	94.1%	93.9%	93.9%	93.7%	$900,237		39.7%	244

Manhattan Operating Properties Grand Total / Weighted Average				29	22,488,674	100.0%	93.1%	93.7%	93.7%	94.1%	93.8%	$1,601,954			864
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,160,962		100.0%
Manhattan Operating Properties Same Store Occupancy %					21,863,374	97.2%	93.1%	93.7%	93.7%	94.1%	93.8%
Manhattan Operating Properties Same Store Leased Occupancy %							94.2%	95.2%	95.5%	96.0%	95.0%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.
(3) The Company holds 100% of the preferred equity interest in the property and believes that there is no value to the common equity.

Supplemental Information	28	Third Quarter 2020

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-20	Jun-20	Mar-20	Dec-19	Sep-19

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	4.5	100.0	100.0	100.0	100.0	100.0	$3,081	1.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	3.4	100.0	100.0	100.0	100.0	100.0	3,934	2.0	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.9	100.0	100.0	100.0	100.0	100.0	1,787	1.4	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	18.0	100.0	100.0	100.0	100.0	100.0	35,511	27.4	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	31.0	100.0	100.0	100.0	100.0	100.0	55,447	9.4	6
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	2.6	—	—	100.0	100.0	100.0	—	—	—
760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	5.5	100.0	100.0	100.0	100.0	100.0	17,029	26.3	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	13.4	100.0	100.0	100.0	100.0	100.0	1,824	2.8	3
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	15.0	88.3	88.3	88.3	88.3	88.3	29,684	22.9	3
Subtotal/Weighted Average				10	366,996	95.3%	95.4%	95.4%	98.2%	98.2%	98.2%	$148,297	93.6%	18

"Non Same Store" Retail
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.4	100.0	100.0	100.0	100.0	100.0	$3,700	2.9	1
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	1.7	48.6	48.6	100.0	100.0	100.0	100	0.2	1
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	1.6	100.0	100.0	100.0	100.0	100.0	2,140	3.3	1
Subtotal/Weighted Average				3	18,243	4.7%	81.9%	81.9%	100.0%	100.0%	100.0%	$5,940	6.4%	3

Total / Weighted Average Retail Properties				13	385,239	100.0%	94.8%	94.8%	98.2%	98.2%	98.2%	$154,237	100.0%	21

Residential Properties
	Ownership			# of	Usable	Total	Occupancy (%)					Average Monthly Rent Per Unit ($'s) (1)	Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Sep-20	Jun-20	Mar-20	Dec-19	Sep-19

"Same Store" Residential
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	263	72.6	89.0	97.3	95.1	92.4	$3,943	$10,611	26.8
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	33.3	83.3	97.9	100.0	100.0	4,440	2,041	11.6
Stonehenge Portfolio	Various		Fee Interest	6	445,934	538	72.0	90.0	97.0	94.8	95.9	3,733	20,171	3.3
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	87.1	90.6	96.4	95.9	94.3	3,413	47,315	58.3
Subtotal/Weighted Average				9	1,746,024	2,073	78.8%	89.9%	96.8%	95.7%	94.7%	$3,571	$80,138	100.0%

Total / Weighted Average Residential Properties				9	1,746,024	2,073	78.8%	89.9%	96.8%	95.7%	94.7%	$3,571	$80,138

Suburban Properties
	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-20	Jun-20	Mar-20	Dec-19	Sep-19

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	82.6	85.4	85.8	84.9	85.1	85.0	$21,970	78.8	113
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	17.4	83.1	88.5	88.5	88.5	88.5	5,911	21.2	23
Subtotal/Weighted Average				8	1,044,800	100.0%	85.0%	86.3%	85.5%	85.7%	85.6%	$27,881	100.0%	136

Total / Weighted Average Suburban Properties				8	1,044,800	100.0%	85.0%	86.3%	85.5%	85.7%	85.6%	$27,881	100.0%	136

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	29	Third Quarter 2020

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-20	Jun-20	Mar-20	Dec-19	Sep-19

Development / Redevelopment
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	54.2	0.4	9.3	9.3	100.0	100.0	$952	2.4	$929,107	7
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	1.0	3.6	3.6	3.6	3.6	3.6	32	0.1	13,919	1
106 Spring Street	100.0	Soho	Fee Interest	1	5,928	0.3	—	—	—	—	—	—	—	80,601	—
126 Nassau Street	20.0	Lower Manhattan	Leasehold Interest	1	98,412	4.5	—	75.6	87.3	N/A	N/A	—	—	36,586	—
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	138,563	6.4	100.0	100.0	100.0	100.0	100.0	11,224	28.3	175,123	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	25.9	32.0	32.7	33.5	98.1	97.1	25,272	63.6	282,433	25
707 Eleventh Avenue	100.0	Midtown West	Fee Interest	1	159,720	7.4	23.3	54.3	54.3	N/A	N/A	1,935	4.9	96,936	1
762 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,109	0.3	32.8	32.8	55.1	55.1	100.0	267	0.7	16,689	1
Total / Weighted Average Development / Redevelopment Properties				9	2,172,242	100.0%	16.7%	27.4%	28.2%	97.8%	97.6%	$39,682	100.0%	$1,631,394	36

Construction in Progress

								Future Equity
					Equity Contributed			Contributions		Financing		Total
Building	Usable	Ownership	Estimated	Percentage								Development
Address	Sq. Feet	Interest (%)	TCO (1)	Leased	Company		Partners	Company	Partners	Drawn	Available	Budget

One Vanderbilt	1,657,198	71.0	Q3 2020 (2)	67.6	$1,108,153	(3)	$452,513	—	—	$1,094,873	$655,127	$3,310,666
410 Tenth Avenue	636,044	70.9	Q2 2021	98.3	41,525		17,071	—	—	434,934	165,066	658,596
185 Broadway	198,488	100.0	Q3 2021	—	65,980		—	18,695	—	144,448	80,552	309,675

Total Construction In Progress					$1,215,658		$469,584	$18,695	$—	$1,674,255	$900,745	$4,278,937

(1) Temporary Certificate of Occupancy
(2) Issued September 11, 2020.
(3) Reflects land contributed to the project at a value of $567,436, inclusive of a market value adjustment of $235,946

Supplemental Information	30	Third Quarter 2020

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-20	Jun-20	Mar-20	Dec-19	Sep-19		100%	SLG

HIGH STREET RETAIL - Consolidated Properties
106 Spring Street (1)	100.0	Soho	Fee Interest	1	5,928	0.4	—	—	—	—	—	$—	—	—	—
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	0.4	48.6	48.6	100.0	100.0	100.0	100	—	0.1	1
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	0.4	100.0	100.0	100.0	100.0	100.0	2,140	0.7	1.2	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	—	100.0	100.0	100.0	—	—	—	—
760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.4	100.0	100.0	100.0	100.0	100.0	17,029	5.5	9.4	1
762 Madison Avenue(1)	100.0	Plaza District	Fee Interest	1	6,109	0.4	32.8	32.8	55.1	55.1	100.0	268	0.1	0.1	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	3.4	100.0	100.0	100.0	100.0	100.0	1,824	0.6	1.0	3

Subtotal / Weighted Average				7	108,226	7.1%	78.4%	78.4%	92.0%	92.0%	94.5%	$21,361	6.9%	11.8%	7

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.1	100.0	100.0	100.0	100.0	100.0	$3,081	1.0	0.5	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.9	100.0	100.0	100.0	100.0	100.0	3,934	1.3	0.7	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	3,700	1.2	1.1	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.5	100.0	100.0	100.0	100.0	100.0	1,787	0.6	0.5	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	4.5	100.0	100.0	100.0	100.0	100.0	35,511	11.5	9.8	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	7.7	100.0	100.0	100.0	100.0	100.0	55,447	18.0	3.3	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.8	88.3	88.3	88.3	88.3	88.3	29,685	9.6	8.2	3

Subtotal / Weighted Average				8	289,050	18.8%	97.7%	97.7%	97.7%	97.7%	97.7%	$133,145	43.2%	24.1%	15

Total / Weighted Average Prime Retail				15	397,276	25.9%	92.4%	92.4%	96.1%	96.1%	96.8%	$154,506	50.1%	35.9%	22

OTHER RETAIL - Consolidated Properties
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.3	100.0	100.0	100.0	100.0	81.1	$533	0.2	0.2	4
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.0	100.0	100.0	100.0	100.0	100.0	3,691	1.2	2.0	9
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.1	81.6	86.8	86.8	86.8	86.8	2,460	0.8	1.4	3
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.1	97.3	100.0	100.0	100.0	100.0	4,907	1.6	2.7	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	2.3	82.2	85.6	85.6	85.6	85.6	2,549	0.8	1.4	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.7	100.0	100.0	100.0	66.3	66.9	3,585	1.2	2.0	5
410 Tenth Avenue (1)	70.9	Hudson Yards	Fee Interest	1	20,850	1.4	20.9	20.9	20.9	54.4	71.2	169	0.1	0.1	3
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	3.0	90.3	90.3	90.3	90.3	90.3	5,016	1.6	2.8	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	17,114	1.1	15.9	100.0	100.0	100.0	100.0	863	0.3	0.5	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.7	100.0	100.0	100.0	100.0	100.0	5,987	1.9	3.3	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.9	100.0	100.0	100.0	100.0	100.0	2,306	0.7	1.3	2
625 Madison Avenue (1)	100.0	Plaza District	Leasehold Interest	1	78,489	5.0	93.5	94.8	100.0	100.0	91.3	15,449	4.9	8.2	17
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.5	100.0	100.0	100.0	100.0	100.0	3,540	1.1	2.0	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.9	100.0	100.0	100.0	100.0	100.0	3,901	1.3	2.2	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.7	100.0	100.0	100.0	100.0	100.0	3,224	1.0	1.8	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.6	66.7	72.3	72.3	72.3	72.3	2,546	0.8	1.4	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.2	100.0	100.0	100.0	100.0	100.0	4,660	1.5	2.6	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	301	0.1	0.2	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.4	100.0	77.7	100.0	100.0	100.0	6,775	2.2	3.7	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.2	62.6	62.6	62.6	62.6	62.6	2,338	0.8	1.3	5

Subtotal / Weighted Average				20	616,228	40.2%	89.4%	91.2%	93.2%	93.0%	92.3%	$74,800	24.1%	41.1%	93

(1) Development / Redevelopment properties.

Supplemental Information	31	Third Quarter 2020

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Sep-20	Jun-20	Mar-20	Dec-19	Sep-19		100%	SLG

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.2	83.2	83.2	83.2	60.6	60.6	$20,999	6.8	5.9	3
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.6	100.0	100.0	100.0	100.0	100.0	3,615	1.2	1.1	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.5	98.9	98.9	97.6	100.0	100.0	3,884	1.3	1.3	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.6	100.0	100.0	100.0	100.0	100.0	3,809	1.2	1.1	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.8	100.0	100.0	100.0	100.0	13.1	1,569	0.5	0.4	3
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717		0.6	66.6	66.6	66.6	66.6	66.6	1,622	0.5	0.4	8
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.6	100.0	100.0	100.0	100.0	100.0	1,922	0.6	0.6	2
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	12,403		0.8	97.4	N/A	N/A	N/A	N/A	645	0.2	0.4	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.0	98.9	100.0	100.0	100.0	100.0	3,318	1.1	0.9	4
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956		12.1	100.0	100.0	100.0	100.0	100.0	33,989	11.0	10.7	9
World Wide Plaza	24.4	Westside	Fee Interest	1	10,592	(2)	0.7	100.0	100.0	100.0	100.0	100.0	1,483	0.5	0.2	8
Stonehenge Portfolio	Various		Fee Interest	2	19,231		1.3	76.8	76.8	76.8	76.8	87.0	1,786	0.6	—	5

Subtotal / Weighted Average				14	520,583		33.9%	95.3%	95.3%	95.2%	91.2%	86.8%	$78,851	25.6%	23.0%	62

Total / Weighted Average Other Retail				34	1,136,811		74.1%	92.1%	93.1%	94.1%	92.2%	89.8%	$153,651	49.9%	64.1%	155

Retail Grand Total / Weighted Average				49	1,534,087		100.0%	92.2%	92.9%	94.6%	93.2%	91.6%	$308,157	100.0%		177
Retail Grand Total - SLG share of Annualized Rent													$181,231		100.0%

(1) Development / Redevelopment properties.
(2) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	32	Third Quarter 2020

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF	Credit Rating (1)
Tenant Name	Property
Viacom CBS, Inc.	1515 Broadway	57.0	Jun 2031	1,470,289	$88,386	$50,381	4.0%	$60.11
	1515 Broadway	57.0	Mar 2028	9,106	1,964	1,119	0.1%	$215.68
	555 West 57th Street	100.0	Dec 2023	338,527	17,110	17,110	1.4%	$50.54
	Worldwide Plaza	24.4	Jan 2027	32,598	2,267	552	—%	$69.53
				1,850,520	$109,727	$69,162	5.5%	$59.30	BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,265,841	$80,109	$48,065	3.8%	$63.29
	1055 Washington Blvd	100.0	Jan 2022	2,525	100	100	—%	39.60
				1,268,366	$80,209	$48,165	3.8%	$63.24	A+

Latham & Watkins LLP	885 Third Avenue	100.0	Jun 2021	408,559	$32,240	$32,240	2.6%	$78.91
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$44,859	$26,915	2.1%	$77.50	A-
Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Jun 2022	577,438	$47,607	$24,280	1.9%	$82.45
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$21,037	$21,037	1.7%	$41.25	Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,884	$20,884	1.7%	$95.68

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	352,410	$20,311	$20,311	1.6%	$57.63
	110 East 42nd Street	100.0	Oct 2021	1,840	126	126	—%	68.63
				354,250	20,437	20,437	1.6%	$57.69	Baa3

Giorgio Armani Corporation	760 Madison Avenue	100.0	Dec 2024	21,124	$17,029	$17,030	1.3%	$806.15
	717 Fifth Avenue	10.9	Mar 2023	46,940	25,056	2,731	0.2%	$533.78
	762 Madison Avenue	90.0	Dec 2024	1,264	268	241	—%	$212.27
				69,328	$42,353	$20,002	1.6%	$610.90

Advance Magazine Group, Fairchild Publications	750 Third Avenue	100.0	Feb 2021	286,622	$15,355	$15,355	1.2%	$53.57
	485 Lexington Avenue	100.0	Feb 2021	52,573	3,685	3,685	0.3%	70.10
				339,195	$19,040	$19,040	1.5%	$56.13

Visiting Nurse Service of New York	220 East 42nd Street	100.0	Sep 2048	308,115	$18,842	$18,842	1.5%	$61.15

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$12,740	$12,740	1.0%	$73.19
	11 Madison Avenue	60.0	Sep 2030	104,618	9,786	5,872	0.5%	93.54
				278,687	$22,526	$18,612	1.5%	$80.83

News America Incorporated	1185 Avenue of the Americas	100.0	Nov 2020	165,086	$18,147	$18,147	1.4%	$109.93	A-
Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$35,511	$17,756	1.4%	$513.06	AA-
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$33,833	$17,255	1.4%	$60.72
Cravath, Swaine & Moore LLP	Worldwide Plaza	24.4	Aug 2024	617,135	$67,821	$16,513	1.3%	$109.90

Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	100.0	Apr 2032	231,114	$14,944	$14,944	1.2%	$64.66
	1055 Washington Blvd.	100.0	Oct 2028	23,800	887	887	0.1%	37.28
				254,914	$15,831	$15,831	1.3%	$62.10	BBB+

WeWork	609 Fifth Avenue	100.0	Apr 2035	138,563	$11,224	$11,224	0.9%	$81.00
	2 Herald Sqaure	51.0	Feb 2036	153,061	8,842	4,509	0.4%	57.77
				291,624	$20,066	$15,733	1.2%	$68.81

National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,689	$15,689	1.2%	$105.85
Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,440	$15,440	1.2%	$92.36	BBB-

Total				9,032,098	702,099	471,980	37.4%	$77.73

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, and Development / Redevelopment properties.

Supplemental Information	33	Third Quarter 2020

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	34	Third Quarter 2020

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 6/30/20			1,393,574

Add: Acquired Vacancies	885 Third Avenue		32,514

Space which became available during the Quarter (2):
Office
	110 East 42nd Street	1	1,242	1,276	$66.97
	110 Greene Street	3	5,749	5,681	91.28
	220 East 42nd Street	2	8,916	9,104	68.62
	280 Park Avenue	1	6,680	8,664	139.64
	420 Lexington Avenue	15	24,854	32,778	64.95
	711 Third Avenue	4	117,212	126,175	71.41
	750 Third Avenue	5	165,067	172,179	67.30
	800 Third Avenue	5	27,283	28,942	73.74
	810 Seventh Avenue	2	11,387	11,595	63.77
	885 Third Avenue	1	12,870	12,870	87.48
	Total/Weighted Average	39	381,260	409,264	$71.26

Retail
	110 Greene Street	1	838	864	$32.79
	125 Park Avenue	1	815	871	423.70
	220 East 42nd Street	1	2,674	3,309	139.52
	461 Fifth Avenue	1	15,442	14,398	112.39
	750 Third Avenue	1	1,380	1,380	187.43
	919 Third Avenue	1	330	330	145.12
	Total/Weighted Average	6	21,479	21,152	$131.61

Storage
	220 East 42nd Street	1	580	528	$21.86
	750 Third Avenue	1	2,093	2,093	33.21
	Total/Weighted Average	2	2,673	2,621	$30.92

	Total Space which became available during the quarter
	Office	39	381,260	409,264	$71.26
	Retail	6	21,479	21,152	$131.61
	Storage	2	2,673	2,621	$30.92
		47	405,412	433,037	$73.97

	Total Available Space		1,831,500

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.

(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	35	Third Quarter 2020

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,831,500

Office
	10 East 53rd Street	1	5.8	2,448	3,863	$75.00	$78.04	$13.90	9.0
	100 Park Avenue	2	10.8	9,740	9,956	87.85	74.59	109.90	10.0
	110 East 42nd Street	1	1.0	1,242	1,276	66.00	66.97	—	—
	110 Greene Street	2	0.8	3,323	3,255	77.73	84.46	—	—
	220 East 42nd Street	1	5.7	6,240	6,447	58.00	68.04	—	8.0
	280 Park Avenue	3	7.9	23,448	23,675	90.27	68.89	108.62	5.9
	304 Park Avenue South	1	8.1	34,970	36,077	77.00	59.06	37.51	6.0
	420 Lexington Avenue	13	6.0	24,878	33,722	63.03	67.28	57.72	2.8
	461 Fifth Avenue	2	9.0	13,166	14,067	89.46	108.78	98.95	4.5
	711 Third Avenue	2	7.3	105,896	115,383	62.28	64.41	41.33	10.4
	750 Third Avenue	1	5.3	4,723	5,993	69.00	—	13.69	3.0
	800 Third Avenue	1	1.0	11,800	11,860	65.00	79.02	—	1.0
	810 Seventh Avenue	1	11.0	5,716	5,908	59.00	—	15.00	12.0
	1350 Avenue of the Americas	1	5.3	2,971	3,058	86.00	—	1.72	4.0
	Total/Weighted Average	32	7.1	250,561	274,540	$69.78	$67.28	$48.65	7.3

Retail
	110 Greene Street	1	4.5	1,913	1,913	$182.96	$—	$—	—
	1185 Avenue of the Americas	1	10.6	8,144	8,327	287.23	302.11	—	7.0
	Total/Weighted Average	2	2.4	10,057	10,240	$267.75	$302.11	$—	5.7

Storage
	220 East 42nd Street	1	5.7	580	528	$21.86	$21.86	$—	8.0
	Total/Weighted Average	1	5.7	580	528	$21.86	$21.86	$—	8.0

Leased Space
	Office (3)	32	7.1	250,561	274,540	$69.78	$67.28	$48.65	7.3
	Retail	2	2.4	10,057	10,240	$267.75	$302.11	$—	5.7
	Storage	1	5.7	580	528	$21.86	$21.86	$—	8.0
	Total	35	7.2	261,198	285,308	$76.80	$75.35	$46.81	7.3

Total Available Space as of 9/30/20				1,570,302

Early Renewals
Office
	10 East 53rd Street	1	4.0	4,044	4,444	$85.00	$95.43	$—	6.0
	30 East 40th Street	1	10.0	1,400	1,770	54.00	60.84	—	5.0
	100 Church Street	1	4.0	22,370	22,859	58.56	58.56	—	7.2
	420 Lexington Avenue	6	4.6	19,206	24,419	65.70	65.35	0.02	1.4
	800 Third Avenue	1	3.5	3,555	4,627	63.18	68.47	25.00	2.0
	810 Seventh Avenue	1	5.0	15,500	17,320	74.74	74.74	—	5.5
	Total/Weighted Average	11	4.5	66,075	75,439	$66.32	$67.31	$1.54	4.5

Retail
	World Wide Plaza	1	1.0	1,819	1,913	98.22	101.87	$—	2.0
	Total/Weighted Average	1	1.0	1,819	1,913	$98.22	$101.87	$—	2.0

Renewals
	Early Renewals Office	11	4.5	66,075	75,439	$66.32	$67.31	$1.54	4.5
	Early Renewals Retail	1	1.0	1,819	1,913	$98.22	$101.87	$—	2.0
	Total	12	4.4	67,894	77,352	$67.11	$68.16	$1.50	4.4

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.

(3) Average starting office rent excluding new tenants replacing vacancies is $67.94/rsf for 230,372 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $67.54/rsf for 305,811 rentable SF.

Supplemental Information	36	Third Quarter 2020

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)

3rd Quarter 2020	12	28,435	0.28%	1,912,480	67.26	74.57	6	28,824	0.25%	2,345,750	81.38	79.05
4th Quarter 2020	20	277,791	2.70%	25,105,243	90.37	68.37	4	22,585	0.20%	2,506,137	110.96	86.41

Total 2020	32	306,226	2.98%	$27,017,723	$99.54	$68.55	10	51,409	0.45%	$4,851,887	$94.38	$82.28

2021	109	1,108,824	10.77%	$68,174,382	$61.48	$61.60	29	741,461	6.50%	$59,396,005	$80.11	$78.06
2022	90	759,679	7.38%	59,764,670	78.67	71.20	33	907,808	7.96%	84,940,125	93.57	87.97
2023	69	820,709	7.97%	51,360,852	62.58	60.22	20	484,615	4.25%	42,935,577	88.60	74.04
2024	55	365,619	3.55%	25,887,439	70.80	66.22	25	992,779	8.70%	107,684,404	108.47	80.40
2025	62	611,774	5.94%	53,428,304	87.33	70.16	17	463,788	4.06%	40,499,030	87.32	76.00
2026	36	795,855	7.73%	55,055,636	69.18	64.34	27	546,676	4.79%	54,349,495	99.42	90.49
2027	37	612,009	5.95%	47,990,824	78.42	65.49	18	392,311	3.44%	35,485,691	90.45	86.87
2028	36	613,723	5.96%	45,179,734	73.62	68.80	16	183,965	1.61%	20,491,401	111.39	109.71
2029	18	401,353	3.90%	26,260,934	65.43	60.29	14	727,483	6.38%	49,609,630	68.19	73.74
Thereafter	79	3,897,282	37.87%	235,423,385	60.41	61.80	43	5,917,538	51.86%	399,993,834	67.59	77.80
	623	10,293,053	100.00%	$695,543,883	$67.57	$63.99	252	11,409,833	100.00%	$900,237,079	$78.90	$79.68

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.

(3) Management's estimate of current average asking rents for currently occupied space as of September 30, 2020. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	37	Third Quarter 2020

ANNUAL LEASE EXPIRATIONS Retail Within Operating and Development / Redevelopment Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2020 (1)	1	5,393	6.41%	$692,716	$128.45	$172.45	2	5,298	1.95%	$393,900	$74.35	$83.32
2021	—	—	—%	—	—	—	2	13,637	5.03%	4,359,674	319.69	72.71
2022	—	—	—%	—	—	—	1	3,868	1.43%	3,757,615	971.46	440.54
2023	—	—	—%	—	—	—	3	54,071	19.95%	26,842,068	496.42	268.19
2024	3	25,507	30.32%	17,397,343	682.06	541.70	1	7,793	2.87%	5,766,288	739.93	1,026.56
2025	1	30,139	35.82%	150,000	4.98	16.59	—	—	—%	—	—	—
2026	—	—	—%	—	—	—	4	74,424	27.46%	31,837,452	427.78	282.98
2027	—	—	—%	—	—	—	1	3,655	1.35%	757,884	207.36	102.98
2028	—	—	—%	—	—	—	—	—	—%	—	—	—
2029	—	—	—%	—	—	—	1	31,174	11.50%	21,883,296	701.97	449.09
Thereafter	2	23,100	27.45%	3,121,172	135.12	157.57	2	77,154	28.46%	37,546,368	486.64	488.27
	7	84,139	100.00%	$21,361,231	$253.88	$224.47	17	271,074	100.00%	$133,144,545	$491.17	$364.28
Vacancy (5)		24,532				325.85		—				—
		108,671				$247.36		271,074				$364.28

Other Retail
2020 (1)	3	4,498	0.81%	$1,133,675	$252.04	$247.19	1	333	0.07%	$96,943	$291.12	$157.66
2021	11	25,533	4.57%	3,446,017	134.96	102.85	5	5,995	1.22%	606,801	101.22	85.37
2022	12	69,118	12.37%	14,711,511	212.85	192.58	8	85,454	17.44%	20,555,313	240.54	247.32
2023	10	36,669	6.56%	5,666,389	154.53	111.73	5	25,282	5.16%	3,213,764	127.12	97.26
2024	4	21,063	3.77%	3,181,254	151.04	119.39	6	11,346	2.32%	3,153,152	277.91	210.07
2025	4	22,233	3.98%	4,291,059	193.00	128.57	2	8,579	1.75%	616,031	71.81	96.71
2026	4	14,026	2.51%	1,241,493	88.51	114.32	5	21,373	4.36%	9,927,325	464.48	324.39
2027	5	28,652	5.13%	4,158,154	145.13	98.42	7	26,316	5.37%	11,535,124	438.33	413.59
2028	7	19,643	3.52%	3,215,818	163.71	145.65	5	17,484	3.57%	3,738,057	213.80	358.77
2029	4	26,728	4.78%	1,703,253	63.73	61.57	8	68,862	14.05%	5,316,216	77.20	78.93
Thereafter	29	290,572	52.00%	32,050,975	110.30	96.83	10	218,987	44.69%	20,093,043	91.75	88.13
	93	558,735	100.00%	$74,799,598	$133.87	$113.80	62	490,011	100.00%	$78,851,769	$160.92	$155.50
Vacancy (5)		56,513				190.39		25,412				119.91
		615,248				$120.83		515,423				$153.74

	(1) Includes month to month holdover tenants that expired prior to September 30, 2020.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized contractual cash rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of September 30, 2020. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	38	Third Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	9/30/2020
1998 - 2019 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	91.7
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	89.1
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	81.8
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	94.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	96.5
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	86.2
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	68.4
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	89.5
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	32.0
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	0.4
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	100.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		89.5
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	91.2
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	94.6
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	0.4
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.4
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	94.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	82.6
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	92.7
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	95.8
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	91.2
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	89.3
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	93.5
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	95.7
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	94.6
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	95.8
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	89.3
					43,726,523	$23,946,630

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	39	Third Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

							Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired		Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	9/30/2020
2020 Acquisitions
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	(2)	Fee / Leasehold Interest	625,300	$387,932	94.8	92.7
						625,300	$387,932

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) The Company holds 100% of the preferred equity interest in the property and believes that there is no value to the common equity.

Supplemental Information	40	Third Quarter 2020

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2018 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	1.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	0.4	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	0.3	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	1.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
					26,505,219	$17,513,650	$661

2019 Sales
May-19	521 Fifth Avenue	Grand Central	50.5%	Fee Interest	460,000	$381,000	$828
					460,000	$381,000	$828

Supplemental Information	41	Third Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	9/30/2020
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	N/A
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2018 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000	320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000	117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000	67
Jun-18	Jericho Plaza	Jericho, New York	11.67	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
					6,000,941	$1,510,123	$252
2019 Sales
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0%	Fee Interest	143,400	$23,100	$161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581	166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943	155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185	150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452	301
					1,250,400	$252,261	$202

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	42	Third Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	9/30/2020
2005 - 2018 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	48.8
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	33.3
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	91.9
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	72.0
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
Mar-16	183 Broadway	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	87.1
Jul-18	1231 Third Avenue	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Soho	100.0	Fee Interest	6,425	30,999	100.0	48.6
Dec-18	712 Madison Avenue	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	100.0
					13,152,947	$6,703,798
2019 Acquisitions
Apr-19	106 Spring Street	Soho	100.0%	Fee Interest	5,928	$80,150	—	—
May-19	410 Tenth Avenue	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	18.3
					643,928	$520,150
2020 Acquisitions
Jan-20	762 Madison Avenue	Plaza District	10.0%	Fee Interest	6,109	$29,250	55.1	32.8
Jan-20	707 Eleventh Avenue	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	23.3
Jan-20	126 Nassau Street	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
					264,241	$119,250

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	43	Third Quarter 2020

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2018 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Upper East Side	Various	Fee Interest	—	143,800	—
					8,617,554	$6,111,160	$709
2019 Sales
Jan-19	131-137 Spring Street	Soho	20.0%	Fee Interest	68,342	$216,000	$3,161
Aug-19	115 Spring Street	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
					117,195	$350,593	$2,992
2020 Sales
Mar-20	315 West 33rd Street - The Olivia	Penn Station	100.0%	Fee Interest	492,987	$446,500	$906
May-20	609 Fifth Avenue - Retail Condominium	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Aug-20	126 Nassau Street	Lower Manhattan	80.0	Leasehold Interest	98,412	—	—
Sep-20	400 East 58th Street	Upper East Side	90.0	Fee Interest	140,000	62,000	443
					752,836	$676,500	$1,034

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	44	Third Quarter 2020

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	David M. Schonbraun
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Maggie Hui
Chief Accounting Officer
Steven M. Durels
Executive Vice President, Director of
Leasing and Real Property

Supplemental Information	45	Third Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	46	Third Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019

Net income attributable to SL Green common stockholders	$13,859	$33,157	$185,104	$238,052
Add:
Depreciation and amortization	92,516	70,464	256,736	208,268
Joint venture depreciation and noncontrolling interest adjustments	47,884	47,674	149,309	145,202
Net income attributable to noncontrolling interests	1,216	1,095	11,218	9,782
Less:
Gain on sale of real estate, net	26,104	3,541	163,624	2,492
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	—	—	76,181
Purchase price and other fair value adjustment	—	3,799	—	69,389
Depreciable real estate reserves	(6,627)	(7,047)	(6,627)	(7,047)
Depreciation on non-rental real estate assets	538	740	1,797	2,193
FFO attributable to SL Green common stockholders and noncontrolling interests	$135,460	$151,357	$443,573	$458,096

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019

Net income	$20,677	$66,627	$127,114	$24,255	$40,722
Interest expense, net of interest income	23,536	30,070	37,494	44,724	48,112
Amortization of deferred financing costs	3,151	2,661	2,500	3,087	3,112
Income taxes	—	900	1,134	1,027	(995)
Depreciation and amortization	92,516	95,941	68,279	64,090	70,464
(Gain) loss on sale of real estate	(26,104)	(64,884)	(72,636)	19,241	(3,541)
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	—	—	—	—
Purchase price and other fair value adjustments	—	—	—	—	(3,799)
Depreciable real estate reserves	6,627	—	—	—	7,047
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	87,630	81,843	88,724	85,733	86,743
EBITDAre	$208,033	$213,158	$252,609	$242,157	$247,865

Supplemental Information	47	Third Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019

Net income	$20,677	$40,722	$214,418	$267,232
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	—	—	(76,181)
Purchase price and other fair value adjustments	—	(3,799)	—	(69,389)
Gain on sale of real estate, net	(26,104)	(3,541)	(163,624)	(2,492)
Depreciable real estate reserves	6,627	7,047	6,627	7,047
Depreciation and amortization	92,516	70,464	256,736	208,268
Interest expense, net of interest income	23,536	48,112	91,100	145,797
Amortization of deferred financing costs	3,151	3,112	8,312	8,566
Operating income	120,403	162,117	413,569	488,848

Equity in net loss from unconsolidated joint ventures	432	9,864	15,445	22,644
Marketing, general and administrative expense	23,602	23,841	66,682	75,300
Transaction related costs, net	45	44	483	360
Investment income	(22,988)	(51,518)	(101,464)	(153,167)
Loan loss and other investment reserves, net of recoveries	8,957	—	27,018	—
Non-building revenue	(192)	(7,268)	(3,982)	(16,413)
Net operating income (NOI)	130,259	137,080	417,751	417,572

Equity in net loss from unconsolidated joint ventures	(432)	(9,864)	(15,445)	(22,644)
SLG share of unconsolidated JV depreciation and amortization	49,534	46,557	141,625	142,861
SLG share of unconsolidated JV interest expense, net of interest income	34,128	38,295	102,619	115,983
SLG share of unconsolidated JV amortization of deferred financing costs	2,232	1,505	5,612	4,664
SLG share of unconsolidated JV loss on early extinguishment of debt	—	258	—	258
SLG share of unconsolidated JV investment income	(314)	(314)	(931)	(3,017)
SLG share of unconsolidated JV non-building revenue	(2,425)	(1,215)	(4,025)	(1,926)
NOI including SLG share of unconsolidated JVs	212,982	212,302	647,206	653,751

NOI from other properties/affiliates	(40,984)	(29,496)	(108,424)	(108,742)
Same-Store NOI	171,998	182,806	538,782	545,009

Operating lease straight-line adjustment	383	514	1,197	1,542
Joint Venture operating lease straight-line adjustment	232	242	826	977
Straight-line and free rent	(3,391)	(4,069)	(3,978)	(14,613)
Amortization of acquired above and below-market leases, net	(1,298)	(1,188)	(5,228)	(3,625)
Joint Venture straight-line and free rent	(3,625)	(17,071)	(13,756)	(49,504)
Joint Venture amortization of acquired above and below-market leases, net	(3,810)	(4,122)	(11,448)	(12,632)
Same-store cash NOI	$160,489	$157,112	$506,395	$467,154

Supplemental Information	48	Third Quarter 2020

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	James C. Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6139	tcatherwood@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Derek Johnston	(904) 520-4973	derek.johnston@db.com
Goldman Sachs & Co.	Richard Skidmore	(801) 741-5459	richard.skidmore@gs.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Jonathan Peterson	(212) 284-2300	jpeterson@jefferies.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Piper Sandler	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Scotiabank	Nicholas Yulico	(212) 225 6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	Michael.R.Lewis@truist.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	49	Third Quarter 2020